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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 16, 2002



                                   ECOGEN INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                       1-9579             22-2487948
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     State or Other Jurisdiction of        (Commission        (I.R.S. Employer
     Incorporation or Organization)        File Number)      Identification No.)



            2000 Cabot Boulevard West, Langhorne, Pennsylvania 19047
            --------------------------------------------------------
              (Address of Principal Executive Offices)    (Zip Code)


          Registrant's telephone number, including area code  (215) 757-1590



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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

KPMG LLP was previously the principal accountants for Ecogen Inc. (the "Company"). On January 9, 2002, that firm resigned and The Hermes Group LLP was engaged as principal accountants. The decision to appoint The Hermes Group LLP was approved by the Audit Committee of the Board of Directors.

In connection with the audits of the two fiscal years ended October 31, 2000 and 1999, and the subsequent interim period through January 9, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG LLP was not engaged to do any quarterly reviews during the fiscal year ending October 31, 2001.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended October 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG LLP's report on the consolidated financial statements of Ecogen Inc and subsidiaries for the fiscal years ended October 31, 2000 and 1999, contained a separate paragraph stating, in part, that : "As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a working capital deficiency, a net capital deficiency and limited liquid resources, which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty."

The Company has provided to KPMG LLP a copy of this report and has requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter, dated January 16, 2002 is filed as an Exhibit to the Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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This current report on Form 8-K includes the following Exhibit:

Exhibit 16    KPMG Letter dated January 16, 2002 Re: Change in Certifying
              Accountant

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ECOGEN INC.



                                       By: /s/ J. P. Rilley Jr.,
                                          --------------------------------------
                                          Name: James P. Reilly, Jr.
                                          Title: Chairman and Chief Executive
                                          Officer

Date: January 16, 2002

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EXHIBIT INDEX

Exhibit No.           Document                                            Page
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16                    KPMG LLP Letter dated January 16, 2002                4
                      Re: Change in Certifying Accountant

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